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                                                                [Conformed copy]





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                         April 29, 2002 (April 12, 2002)

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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                     1-9076                 13-3295276
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 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois 60069
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2. Acquisition or Disposition of Assets.

        On April 4, 2002, MasterBrand Cabinets, Inc., a subsidiary of Fortune Brands, Inc. (NYSE: FO), and MBC Acquisition Corp., a subsidiary of MasterBrand Cabinets, entered into an Agreement and Plan of Merger for the purpose of acquiring Omega Holdings, Inc. On April 12, 2002, pursuant to the Merger Agreement, MBC Acquisition Corp. was merged with and into Omega Holdings, Inc., and as a result of this merger, Omega Holdings, Inc. became a subsidiary of MasterBrand Cabinets, Inc.

        Omega Cabinets, Ltd., a subsidiary of Omega Holdings, Inc., is a manufacturer of kitchen and bath cabinets. The products included in the transaction, including cabinets sold under the Omega, Kitchen Craft and Home Crest brands, generated sales of $325 million in 2001.

        The aggregate purchase price paid by MasterBrand Cabinets under the transaction was equal to $538 million minus the amount of Omega Cabinets' and Omega Holdings' indebtedness ($127 million). The shareholders of Omega Holdings, Inc. received a pro-rata portion of the aggregate purchase price, less an amount of which will be held in escrow to secure the shareholders' indemnification obligations under the Merger Agreement.

        To pay the purchase price, the Registrant used approximately $40 million in cash or short-term securities held by it and for the remainder used proceeds from the sale of commercial paper.

        The foregoing description of the transaction between Registrant, MasterBrand Cabinets, Inc., MBC Acquisition Corp. and Omega Holdings, Inc. is qualified in its entirety by reference to the Agreement and Plan of Merger attached as Exhibit 2.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  2.       Agreement and Plan of Merger dated April 4, 2002.

                  99.      Press release of Registrant dated April 12, 2002.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FORTUNE BRANDS, INC.
                                            ---------------------
                                                     (Registrant)



                                            By   /s/ Mark A. Roche
                                                --------------------------------
                                                Mark A. Roche,
                                                Senior Vice President, General
                                                  Counsel and Secretary




Date:  April 29, 2002


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                                  EXHIBIT INDEX


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2.      Agreement and Plan of Merger dated April 4, 2002.

99.     Press release of Registrant dated April 12, 2002.
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